Income
                                  ANNUAL REPORT

                               SEPTEMBER 30, 1998


                              SHORT TERM GOVERNMENT
                                   INCOME FUND



                            INSTITUTIONAL GOVERNMENT
                                   INCOME FUND



                                  MONEY MARKET
                                      FUND



                                  INTERMEDIATE
                                    BOND FUND



                                INTERMEDIATE TERM
                                   GOVERNMENT
                                   INCOME FUND



                                 ADJUSTABLE RATE
                                 U.S. GOVERNMENT
                                 SECURITIES FUND



                            Countrywide Investments


COUNTRYWIDE INVESTMENT TRUST
312 Walnut St., 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll Free) 800-543-8721
Cincinnati: 629-2000
Rate Line: 579-0999

Shareholder Services
Nationwide: (Toll Free) 800-543-0407
Cincinnati: 629-2050

BOARD OF TRUSTEES
Angelo R. Mozilo, Chairman
Robert H. Leshner, President
Donald L. Bogdon, M.D.
H. Jerome Lerner
Howard J. Levine
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut St., 21st Floor
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354


This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Countrywide Investment Trust.

LETTER FROM THE CHAIRMAN
================================================================================
Dear Shareholders:

As we approach our 30th anniversary, it is imperative to reflect upon the dreams that have been realized since David Loeb and I founded Countrywide Credit Industries, Inc. Countrywide has far exceeded our vision of a full-service mortgage company that would provide homeownership opportunities for millions of people across the country. Since our inception in 1969, Countrywide has strategically broadened its scope to offer a complete line of finance-related products and services that augment company profits, capitalize core competencies and enhance customer retention. Today, Countrywide is highly regarded as a skilled provider of diversified products and services.

We are committed to creating value for our shareholders by offering a variety of investment opportunities. The Countrywide Family of Funds is comprised of an innovative financial product line designed to meet the diverse needs of our investors. There are currently 17 funds offered through Countrywide Investments. Each fund is designed to fulfill specific financial needs. As the merger and acquisition team continues to add new funds, shareholders will be provided with an even broader range of investment choices. Countrywide continues to build shareholder value by capitalizing on opportunities and pioneering innovative strategies based on stable, long-term performance. By anticipating the needs of our investors, Countrywide Investments also works diligently to provide numerous shareholder services.

As the nation's largest independent residential mortgage lender and servicer, Countrywide now has more than 2 million customers which represents a servicing portfolio of over $200 billion. With 500 offices nationwide and nearly 11,000 employees, Countrywide remains focused on steady growth. The diverse line of Countrywide funds continues to be a critical part of our mortgage lending and servicing operations.

Countrywide is committed to the needs of our investors. As we look to the future, Countrywide will continue to search for and offer financial products and services that will increase shareholder value.

Sincerely,




/s/ Angelo R. Mozilo
--------------------
Angelo R. Mozilo
Chairman

Photo of Angelo R. Mozilo

LETTER FROM THE PRESIDENT
================================================================================
Dear Fellow Shareholders:

We are pleased to present Countrywide Investment Trust's annual report for the fiscal year ended September 30, 1998. This report provides financial data and performance information for the Short Term Government Income Fund, Institutional Government Income Fund, Money Market Fund, Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund. These Funds represent the six taxable money market and bond products currently offered among the 17 mutual funds which comprise the Countrywide Family of Funds.

A variety of forces converged to influence market volatility in recent months including the scandal in the White House, the ongoing economic crisis in Asia and Latin America and the devaluation of Russia's ruble. Markets suffered significant losses during the quarter ended September 30, 1998, although a rebound began at quarter end. Despite this volatility, statistics indicate that the U.S. economy is healthy. Unemployment is low, consumer spending remains healthy, and inflation, reflected in the Consumer Price Index, is well under control.

The bond market continued to see a powerful "flight to quality." Treasuries rose sharply driving the yield on the 30-year bond to a record low. The 10-year bond did even better, dropping to a yield of 4.41% in September. Some economists forecasted the onset of a deflationary period, and the U.S. government announced a record $70 billion surplus. These factors worked to keep a lid on the issuance of new Treasuries and provided an additional boost to the rally.

In the short term, we expect the economy will continue its slowdown, evidenced by declining consumption, manufacturing and consumer confidence. This is likely to put pressure on lower quality bond issues. We believe high-quality bonds will be the fixed-income investment of choice.

Countrywide Investments remains committed to providing products and services that help investors meet their financial goals. Our success has been built on the confidence investors have extended to us. We thank you for your support and look forward to continued service to you in the future.

Sincerely,





/s/ Robert H. Leshner
---------------------
Robert H. Leshner
President

Photo of Robert H. Leshner

INTERMEDIATE BOND FUND
MANAGEMENT DISCUSSION AND ANALYSIS

================================================================================
Fiscal 1998 was a good year for the bond markets as the long-term trend toward lower interest rates continued. The rally unfolded in two phases: a surge early in the fiscal year driven primarily by domestic fundamentals, followed by a dramatic "flight to quality" in the latter part of the fiscal year induced by fear of a global financial crisis. For the fiscal year ended September 30, 1998, the Fund's total return (excluding the impact of applicable sales loads) was 10.54%, as compared to 10.43% for the Lehman Brothers Intermediate Government/Corporate Bond Index (the Index).

During the early part of the fiscal year, the strong domestic economy combined with disinflation to produce an exceptional environment for the capital markets (dubbed the "new era" by many economists). This, combined with projections for the first balanced budget since 1969, allowed the benchmark 30-year Treasury bond to push decisively through the 6.0% barrier for the first time since the Treasury began regularly issuing the bonds in 1977. The Fund's duration at the beginning of the fiscal year was substantially longer than that of the Index, allowing the Fund to generate superior returns.

Early in 1998, the Fund's duration was reduced and an emphasis was placed on liquidity as the global financial crisis began to unfold. The "Asian flu" which surfaced in the fall of 1997 spread first to Russia where the ruble was devalued, then to Latin America where many economies teetered on the verge of recession. With the U.S. economy continuing to exhibit unparalleled performance (positive growth in Gross Domestic Product, declining inflation and a $70 billion budget surplus), investors from around the world flocked to the U.S. Treasury market as a safe haven.

This intense demand for U.S. Treasury securities left all other sectors of the fixed-income market to dramatically underperform. For the second half of the fiscal year, the Fund generated a total return slightly below that of the Index which is comprised mostly of Treasury securities. The Fund did, however, substantially outperform its peer group, the Lipper Intermediate Investment Grade Debt average, which was more heavily weighted in corporate bonds.

As we move into fiscal 1999, the dislocations caused by the dramatic flight to quality remain in place, creating exciting opportunities in many sectors of the fixed-income market. We will look to capitalize on this unique opportunity by pursuing securities in sectors with the highest relative valuations available in over a decade. We remain constructive on U.S. economic fundamentals and look to maintain the Fund's duration in the 4 to 5 year range.

Comparison of the Change In Value of a $10,000 Investment in the Intermediate Bond Fund and the Lehman Brothers Intermediate Government/Corporate Bond Index

LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CORPORATE BOND INDEX:            INTERMEDIATE BOND FUND:
(w/reinvested divds)

              MONTHLY                               MONTHLY
DATE          RETURN      BALANCE      DATE         RETURN     BALANCE

 10/31/95      1.11%       10,111      10/31/95      0.51%      9,850
 12/31/95      1.05%       10,351      12/31/95      0.83%     10,038
 03/31/96     -0.51%       10,265      03/31/96     -0.24%     10,011
 06/30/96      1.06%       10,329      06/30/96      1.20%     10,099
 09/30/96      1.39%       10,513      09/30/96      0.90%     10,208
 12/31/96     -0.64%       10,771      12/31/96     -0.57%     10,507
 01/31/97      0.39%       10,813      01/31/97      0.25%     10,533
 03/31/97     -0.69%       10,759      03/31/97     -0.92%     10,454
 06/30/97      0.91%       11,076      06/30/97      1.42%     10,869
 09/30/97      1.16%       11,375      09/30/97      1.41%     11,233
 12/31/97      2.14%       11,618      12/31/97      2.54%     11,518
 03/31/98      1.56%       11,799      03/31/98      1.40%     11,679
 06/30/98      1.88%       12,021      06/30/98      2.13%     11,928
 09/30/98      4.49%       12,561      09/30/98      4.10%     12,417

Past performance is not predictive of future performance.

Intermediate Bond Fund Average Annual Total Returns

1 Year       Since Inception*
8.33%        7.50%

Fund inception was October 3, 1995.

INTERMEDIATE TERM GOVERNMENT INCOME FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The fixed-income markets turned in a remarkable performance for the fiscal year with long-term interest rates declining almost 1.5%. The persistent rally in bonds was spurred primarily by three forces: declining inflation, a balanced budget and deteriorating economies in Asia, Russia and Latin America. For the fiscal year ended September 30, 1998, the Fund's total return (excluding the impact of applicable sales loads) was 10.54%, as compared to 10.61% for the Lehman Brothers Intermediate Government Bond Index (the Index).

Bond market activity during the first half of the fiscal year was orderly with virtually all sectors of the fixed-income markets benefiting from the long-term trend toward lower interest rates. While the extent of the Asian financial crisis was not wholly known, bond market participants continued to focus primarily on the domestic economy and the favorable outlook for inflation. The Fund's duration was positioned neutrally relative to the Index, allowing the Fund to post comparable returns for the six-month period.

During the latter half of the year, devaluation of the Russian ruble and economic instability in Latin America forced investors to focus keenly on the global economy and its ramifications for the U.S. economy. Federal Reserve Board Chairman Alan Greenspan noted in a recent speech that the U.S. economy "cannot remain an oasis of prosperity." With economists discussing the possibility of a global recession and the U.S. economy appearing to be the most stable on the planet, the only oasis, in the eye of bond investors, was the U.S. Treasury market. Late in the Fund's fiscal year, investors flocked to the Treasury market in a true "flight to quality."

The Fund's heavy weighting in Treasuries and agency debentures toward fiscal year-end aided performance tremendously as these sectors outpaced all others by a wide margin. While the Fund performed comparably to the Index (which is also heavily weighted in Treasuries), it substantially outperformed its peer group, the Lipper Intermediate U.S. Government Fund average, which was more heavily weighted in those sectors which did not fully participate in the Treasury rally.

The fixed-income markets, following several years of relative calm, have become somewhat dislocated in recent months. This dislocation has created tremendous opportunities among the various sectors of the marketplace. With a constructive outlook for both our domestic economy and inflation, we believe there will continue to be attractive total return opportunities within the fixed-income markets. Our strategy is to position the Fund to capitalize on recent dislocations, investing in those sectors which have the greatest relative value.

Comparison of the Change In Value of a $10,000 Investment in the Intermediate Term Government Income Fund and the Lehman Brothers Intermediate Government Bond Index

LEHMAN BROTHERS INTERMEDIATE           INTERMEDIATE TERM GOVERNMENT INCOME FUND:
GOVERNMENT BOND INDEX:

               QTRLY                                     QTRLY
DATE           RETURN    BALANCE            DATE         RETURN      BALANCE
 09/30/88                 10,000            09/30/88                    9,800
 12/31/88      0.60%      10,060            12/31/88       0.27%        9,826
 03/31/89      1.04%      10,165            03/31/89       1.05%        9,929
 06/30/89      6.64%      10,840            06/30/89       5.40%       10,466
 09/30/89      1.13%      10,962            09/30/89       0.93%       10,563
 12/31/89      3.41%      11,336            12/31/89       2.88%       10,868
 03/31/90     -0.14%      11,320            03/31/90      -1.32%       10,724
 06/30/90      3.14%      11,675            06/30/90       2.77%       11,022
 09/30/90      1.94%      11,902            09/30/90       0.93%       11,124
 12/31/90      4.34%      12,418            12/31/90       4.51%       11,626
 03/31/91      2.20%      12,692            03/31/91       1.93%       11,851
 06/30/91      1.69%      12,906            06/30/91       1.25%       11,998
 09/30/91      4.75%      13,519            09/30/91       5.87%       12,703
 12/31/91      4.82%      14,171            12/31/91       5.33%       13,380
 03/31/92     -1.05%      14,022            03/31/92      -2.24%       13,081
 06/30/92      3.88%      14,566            06/30/92       4.25%       13,637
 09/30/92      4.38%      15,204            09/30/92       5.51%       14,389
 12/31/92     -0.34%      15,152            12/31/92      -0.87%       14,263
 03/31/93      3.74%      15,719            03/31/93       5.09%       14,989
 06/30/93      1.96%      16,027            06/30/93       2.76%       15,402
 09/30/93      2.11%      16,365            09/30/93       2.90%       15,850
 12/31/93      0.15%      16,390            12/31/93      -0.71%       15,737
 03/31/94     -1.85%      16,087            03/31/94      -4.07%       15,097
 06/30/94     -0.56%      15,997            06/30/94      -1.88%       14,813
 09/30/94      0.77%      16,120            09/30/94      -0.24%       14,778
 12/31/94     -0.10%      16,104            12/31/94      -0.23%       14,745
 03/31/95      4.16%      16,774            03/31/95       5.14%       15,502
 06/30/95      4.67%      17,557            06/30/95       5.95%       16,425
 09/30/95      1.55%      17,829            09/30/95       1.24%       16,628
 12/31/95      3.34%      18,425            12/31/95       3.63%       17,231
 03/31/96     -0.68%      18,299            03/31/96      -2.02%       16,882
 06/30/96      0.67%      18,422            06/30/96       0.11%       16,901
 09/30/96      1.72%      18,739            09/30/96       1.87%       17,218
 12/31/96      2.31%      19,172            12/31/96       2.60%       17,666
 03/31/97     -0.02%      19,168            03/31/97      -0.56%       17,566
 06/30/97      2.79%      19,703            06/30/97       2.84%       18,065
 09/30/97      2.56%      20,207            09/30/97       2.69%       18,551
 12/31/97      2.21%      20,653            12/31/97       2.11%       18,942
 03/31/98      1.51%      20,965            03/31/98       1.42%       19,212
 06/30/98      1.85%      21,353            06/30/98       2.07%       19,609
 09/30/98      4.67%      22,350            09/30/98       4.58%       20,507

Past performance is not predictive of future performance.

Intermediate Term Government Income Fund
Average Annual Total Returns

1 Year     5 Years     10 Years
8.33%      4.86%       7.45%

ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Fund's fiscal year ended September 30, 1998 was generally a very constructive one for the fixed-income markets. However, we witnessed dramatic changes in the global economic landscape which ultimately cast doubt on the future course of the domestic economy. This doubt manifested itself in many ways across the capital markets, changing the shape of the yield curve and forcing investors to carefully scrutinize every asset class. What began as a year of relatively normal relationships between asset classes and orderly trading, ended with serious dislocations and markets characterized by illiquidity. For the fiscal year, the Fund's total return (excluding the impact of applicable sales loads) was 3.88%, as compared to 6.19% for the Lehman Brothers Adjustable Rate Mortgage (ARM) Index.

The Fund's primary objective of high current income consistent with lower volatility of principal remains in place. With the nominal level of interest rates declining to cyclical lows, prepayments on mortgage-backed securities reaching all-time highs and the shape of the yield curve encouraging homeowners with adjustable-rate mortgages to refinance into fixed-rate mortgages, the performance of the ARM market lagged that of most other sectors of the fixed-income markets. The emphasis on minimizing share price volatility has traditionally focused our investment efforts in seasoned, conventional, non-convertible ARMs which are indexed to the one-year constant maturity Treasury (CMT). This sector of the ARM market, while still one of the most stable sectors, turned in generally lackluster performance.

We recently broadened the Fund's investment guidelines to include short duration collateralized mortgage obligations (CMO) and asset-backed securities (ABS). These asset classes will enable the Fund to diversify its holdings and should enhance performance going forward. Also, the Fund's portfolio and investment guidelines will be more closely aligned with that of its peer group. Investment in securities from these asset classes is consistent with the Fund's primary objective of high current income and low share price volatility.

We remain constructive regarding the total return potential for the Fund over the next fiscal year. With mortgage rates stabilizing and short-term interest rates likely to move lower (the result of the Federal Reserve Board "easing" monetary policy), prepayments on ARMs should stabilize and prices should recover. Also, the ability to invest in CMOs and ABSs will enhance the Fund's yield. With the technical factors in the ARM sector of the mortgage market turning positive, we remain confident in our ability to generate yields substantively better than money market funds, while limiting share price volatility.

Comparison of the Change in Value of a $10,000 Investment in the Adjustable Rate U.S. Government Securities Fund and the Lehman Brothers ARM Index

LEHMAN BROTHERS ARM INDEX:               ADJUSTABLE RATE U.S. GOVERNMENT
                                                SECURITIES FUND:

              QTRLY                                       QTRLY
DATE          RETURN       BALANCE        DATE            RETURN     BALANCE
02/28/93                   10,000         02/28/93                      9,800
03/31/93       0.45%       10,045         03/31/93        0.63%         9,862
06/30/93       1.89%       10,235         06/30/93        1.19%         9,980
09/30/93       1.09%       10,346         09/30/93        1.04%        10,084
12/31/93       0.51%       10,399         12/31/93        0.95%        10,180
03/31/94      -0.44%       10,353         03/31/94        0.62%        10,242
06/30/94      -0.40%       10,312         06/30/94        0.32%        10,276
09/30/94       0.69%       10,383         09/30/94        0.19%        10,295
12/31/94       0.16%       10,400         12/31/94       -0.63%        10,230
03/31/95       4.19%       10,836         03/31/95        2.48%        10,484
06/30/95       3.11%       11,173         06/30/95        2.01%        10,695
09/30/95       1.70%       11,362         09/30/95        1.39%        10,844
12/31/95       2.25%       11,618         12/31/95        1.73%        11,032
03/31/96       1.10%       11,746         03/31/96        1.67%        11,216
06/30/96       1.13%       11,879         06/30/96        1.24%        11,355
09/30/96       1.87%       12,102         09/30/96        1.53%        11,529
12/31/96       2.44%       12,397         12/31/96        1.69%        11,724
03/31/97       1.34%       12,563         03/31/97        1.23%        11,868
06/30/97       2.07%       12,824         06/30/97        1.95%        12,099
09/30/97       1.95%       13,074         09/30/97        1.32%        12,259
12/31/97       1.65%       13,290         12/31/97        1.17%        12,402
03/31/98       1.52%       13,492         03/31/98        0.99%        12,526
06/30/98       1.42%       13,683         06/30/98        0.72%        12,615
09/30/98       1.47%       13,884         09/30/98        0.95%        12,735

Past performance is not predictive of future performance.

Adjustable Rate U.S. Government Securities Fund
   Average Annual Total Returns

1 Year     5 Years     Since Inception*
1.80%      4.36%       4.38%

*Fund inception was February 10, 1993.

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1998

=============================================================================================================
                                                              Short Term      Institutional         Money
                                                              Government        Government          Market
                                                              Income Fund      Income Fund          Fund

-------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost..................................   $   13,998,161   $  29,725,042     $  19,020,827
                                                           ==============   =============     ==============
   At amortized cost....................................   $   14,010,501   $  29,773,074     $  19,018,268
                                                           ==============   =============   ===============
   At market value (Note 2) ............................   $   14,010,501   $  29,773,074     $  19,018,268
Repurchase agreements (Note 2)..........................       88,295,000      14,755,000                --
Cash ...................................................              974           4,204             2,634
Interest receivable.....................................          251,802         293,586           225,521
Organization costs, net (Note 2)........................               --              --            12,699
Other assets............................................           12,996           4,229            12,809
                                                           --------------   -------------   ---------------
   TOTAL ASSETS.........................................      102,571,273      44,830,093        19,271,931
                                                           --------------   -------------   ---------------


LIABILITIES
Dividends payable.......................................            4,788          18,371            34,603
Payable for securities purchased........................               --              --           723,656
Payable to affiliates (Note 4)..........................           71,681           4,649             8,158
Other accrued expenses and liabilities..................           13,416           9,950            13,650
                                                           --------------   -------------   ---------------

   TOTAL LIABILITIES ...................................           89,885          32,970           780,067
                                                           --------------   -------------   ---------------


NET ASSETS  ............................................   $  102,481,388   $  44,797,123     $  18,491,864
                                                           ==============   =============   ===============

Net assets consist of:
Paid-in capital.........................................   $  102,481,388   $  44,818,865     $  18,497,649
Accumulated net realized losses from security
     transactions.......................................                -         (21,742)           (5,785)
                                                           --------------   -------------   ---------------

Net assets .............................................   $  102,481,388   $  44,797,123     $  18,491,864
                                                           ==============   =============   ===============


Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)
   (Note 5).............................................      102,481,388      44,818,865        18,497,649
                                                           ==============   =============   ===============


Net asset value, offering price and redemption price
   per share (Note 2) ..................................   $         1.00   $        1.00     $        1.00
                                                           ==============   =============   ===============

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1998

============================================================================================================
                                                                                                 Adjustable
                                                                              Intermediate       Rate U.S.
                                                             Intermediate         Term           Government
                                                                 Bond          Government        Securities
                                                                 Fund          Income Fund          Fund

------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost..................................   $   22,356,616    $  47,560,703     $  10,513,682
                                                           ==============   ===============   ==============

   At amortized cost ...................................   $   22,356,673    $  47,319,081     $  10,513,791
                                                           ==============   ===============   ==============

   At market value (Note 2) ............................   $   23,382,896    $  50,529,107     $  10,548,473
Cash ...................................................              970              511               821
Interest receivable ....................................          394,090          731,422            65,414
Receivable for capital shares sold......................            1,764            6,940             2,531
Receivable for principal paydowns.......................               --               --            43,813
Organization costs, net (Note 2)........................           12,699               --                --
Other assets............................................           12,595            8,964            12,517
                                                           --------------   ---------------   --------------
   TOTAL ASSETS ........................................       23,805,014       51,276,944        10,673,569
                                                           --------------   ---------------   --------------

LIABILITIES
Dividends payable ......................................           54,107           24,120             3,041
Payable for capital shares redeemed ....................            8,252           36,293            44,159
Payable to affiliates (Note 4) .........................           13,639           34,138             1,388
Other accrued expenses and liabilities..................           10,905           14,372             9,350
                                                           --------------   ---------------   --------------

   TOTAL LIABILITIES ...................................           86,903          108,923            57,938
                                                           --------------   ---------------   --------------


NET ASSETS .............................................   $   23,718,111    $  51,168,021     $  10,615,631
                                                           ==============   ===============   ==============

Net assets consist of:
Paid-in capital ........................................   $   22,756,902    $  50,702,457     $  11,890,505
Undistributed net investment income.....................            4,033               --                --
Accumulated net realized losses from
     security transactions                                        (69,047)      (2,744,462)       (1,309,556)
Net unrealized appreciation on investments..............        1,026,223        3,210,026            34,682
                                                           --------------   ---------------   --------------

Net assets..............................................   $   23,718,111    $  51,168,021     $  10,615,631
                                                           ==============   ===============   ==============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) (Note 5)..        2,258,294        4,588,497         1,095,327
                                                           ==============   ===============   ==============


Net asset value and redemption price per share (Note 2).   $        10.50    $       11.15     $        9.69
                                                           ==============   ===============   ==============

Maximum offering price per share (Note 2)...............   $        10.71    $       11.38     $        9.89
                                                           ==============   ===============   ==============


See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 1998

=============================================================================================================
                                                              Short Term      Institutional         Money
                                                              Government       Government           Market
                                                              Income Fund      Income Fund           Fund
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income .....................................   $    5,356,492    $   2,799,172     $   3,682,153
                                                           --------------   ---------------   ---------------

EXPENSES
   Investment advisory fees (Note 4) ...................          459,485          100,484           312,309
   Transfer agent fees (Note 4) ........................          181,433           19,631            14,098
   Distribution expenses (Note 4).......................           75,167            3,319            71,450
   Postage and supplies.................................           65,469           14,709            16,015
   Accounting services fees (Note 4)....................           32,500           28,500            30,500
   Custodian fees ......................................           18,668           16,363            13,477
   Registration fees....................................           18,990            5,511            11,798
   Professional fees ...................................           12,575           10,575            11,579
   Insurance expense....................................            7,555            5,350             6,575
   Standard & Poor's rating expense.....................            9,556            9,556                --
   Trustees' fees and expenses .........................            6,038            6,038             6,038
   Reports to shareholders .............................           10,317            1,139               812
   Amortization of organization costs (Note 2)..........               --               --             6,355
   Pricing expense......................................              729              967             1,342
   Other expenses ......................................            4,445            2,265             3,784
                                                           --------------   ---------------   --------------

     TOTAL EXPENSES.....................................          902,927          224,407           506,132
   Fees waived by the Adviser (Note 4) .................         ( 21,569)        ( 23,440 )              --
                                                           --------------   ---------------   --------------

     NET EXPENSES.......................................          881,358          200,967           506,132
                                                           --------------   ---------------   --------------

NET INVESTMENT INCOME ..................................        4,475,134        2,598,205         3,176,021
                                                           --------------   ---------------   --------------

NET REALIZED GAINS (LOSSES) FROM SECURITY
   TRANSACTIONS  .......................................               --               22            (2,025)
                                                           --------------   ---------------   --------------


NET INCREASE IN NET ASSETS FROM OPERATIONS  ............   $    4,475,134    $   2,598,227     $   3,173,996
                                                           ==============   ===============   ==============

See accompanying notes to financial statements.


STATEMENTS OF OPERATIONS
For the Year Ended September 30, 1998

============================================================================================================
                                                                                                 Adjustable
                                                                              Intermediate       Rate U.S.
                                                             Intermediate         Term           Government
                                                                 Bond          Government        Securities
                                                                 Fund          Income Fund          Fund

------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ............................................   $    1,573,544    $   3,342,596     $     895,785
   Dividends............................................           12,974               --                --
                                                           --------------   ---------------   --------------
     TOTAL INVESTMENT INCOME............................        1,586,518        3,342,596           895,785
                                                           --------------   ---------------   --------------


EXPENSES
   Investment advisory fees (Note 4)....................          112,811          251,601            72,130
   Distribution expenses (Note 4).......................           22,402           87,582             7,037
   Accounting services fees (Note 4)....................           26,250           30,250            32,250
   Transfer agent fees (Note 4).........................           12,000           42,808            13,486
   Postage and supplies.................................            4,891           31,006            12,943
   Professional fees....................................           11,579           16,575            11,375
   Registration fees....................................            3,768            9,789             9,467
   Custodian fees.......................................            5,398            8,012             8,889
   Trustees' fees and expenses..........................            6,038            6,038             6,038
   Pricing expense......................................            7,348            3,664             4,440
   Standard & Poor's rating expense.....................               --               --            14,889
   Insurance expense....................................            1,940            4,825             2,115
   Amortization of organization costs (Note 2)..........            6,355               --                --
   Reports to shareholders..............................              351            3,508             1,168
   Other expenses.......................................              418            3,196               785
                                                           --------------   ---------------   --------------

     TOTAL EXPENSES.....................................          221,549          498,854           197,012
   Fees waived and/or expenses reimbursed by the
     Adviser (Note 4)...................................           (7,205)              --           (88,817)
                                                           --------------   ---------------   --------------

     NET EXPENSES.......................................          214,344          498,854           108,195
                                                           --------------   ---------------   --------------

NET INVESTMENT INCOME ..................................        1,372,174        2,843,742           787,590
                                                           --------------   ---------------   --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized gains (losses) from
     security transactions..............................          (12,654)         157,123           (58,901)
   Net change in unrealized appreciation/depreciation
     on investments.....................................          808,743        2,055,577          (152,939)
                                                           --------------   ---------------   --------------


NET REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS  .....................................          796,089        2,212,700          (211,840)
                                                           --------------   ---------------   --------------


NET INCREASE IN NET ASSETS FROM OPERATIONS  ............   $    2,168,263    $   5,056,442     $     575,750
                                                           ==============   ===============   ==============

See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1998 and 1997

============================================================================================================
                                                           Short Term                   Institutional
                                                           Government                    Government
                                                           Income Fund                   Income Fund

                                                       Year           Year            Year           Year
                                                       Ended          Ended           Ended          Ended
                                                     Sept. 30,      Sept. 30,       Sept. 30,      Sept. 30,
                                                       1998           1997            1998           1997

------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income.......................   $  4,475,134    $  4,454,318    $ 2,598,205    $ 2,536,827
   Net realized gains from security
     transactions..............................             --              --             22          3,138
                                                  ------------   --------------  -------------  ------------
Net increase in net assets from operations.....      4,475,134       4,454,318      2,598,227      2,539,965
                                                  ------------   --------------  -------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income .................     (4,475,134)     (4,454,318)    (2,598,205)    (2,536,827)
   From net realized gains from security
     transactions..............................             --          (2,970)            --             --
                                                  ------------   --------------  -------------  ------------
Decrease in net assets from distributions
   to shareholders ............................     (4,475,134)     (4,457,288)    (2,598,205)    (2,536,827)
                                                  ------------   --------------  -------------  ------------

FROM CAPITAL SHARE TRANSACTIONS (Note 5):
   Proceeds from shares sold ..................    301,198,180     346,277,774    179,615,316    214,201,022
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders..............................      4,351,699       4,308,683      2,187,984      2,319,214
   Payments for shares redeemed................   (299,865,173)   (345,226,289)  (198,254,085)  (194,657,552)
                                                  ------------   --------------  -------------  ------------
Net increase (decrease) in net assets
   from capital share transactions.............      5,684,706       5,360,168    (16,450,785)    21,862,684
                                                  ------------   --------------  -------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS   ............................      5,684,706       5,357,198    (16,450,763)    21,865,822

NET ASSETS:
   Beginning of year...........................     96,796,682      91,439,484     61,247,886     39,382,064
                                                  ------------   --------------  -------------  ------------

   End of year.................................   $102,481,388    $ 96,796,682    $44,797,123    $61,247,886
                                                  ============   ==============  =============  ============

See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended September 30, 1998 and 1997 and August 31, 1997

===============================================================================================================================
                                                     Money Market Fund                    Intermediate Bond Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                  Year         One Month       Year         Year        One Month        Year
                                                  Ended          Ended        Ended         Ended         Ended          Ended
                                                Sept. 30,      Sept. 30,     Aug. 31,     Sept. 30,     Sept. 30,       Aug. 31,
                                                  1998          1997(A)        1997          1998         1997(A)        1997

-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income ................   $   3,176,021  $    351,005  $  4,774,454  $  1,372,174  $     77,377  $    958,606
   Net realized gains (losses)
     from security transactions                    (2,025)       (1,198)       (2,536)      (12,654)       (5,759)       14,511
   Net change in unrealized
     appreciation/depreciation on
     investments.........................              --            --            --       808,743       129,865       420,446
                                            -------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets from
     operations..........................       3,173,996       349,807     4,771,918     2,168,263       201,483     1,393,563
                                            -------------  ------------  ------------  ------------  ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ...........      (3,176,021)     (351,499)   (4,773,960)  (1,368,141)       (77,377)     (958,606)
   From net realized gains ..............              --            --        (2,520)           --            --       (49,752)
                                            -------------  ------------  ------------  ------------  ------------  ------------
Decrease in net assets from
     distributions to shareholders.......      (3,176,021)     (351,499)   (4,776,480)  (1,368,141)       (77,377)   (1,008,358)
                                            -------------  ------------  ------------  ------------  ------------  ------------

FROM CAPITAL SHARE TRANSACTIONS (Note 5):
   Proceeds from shares sold ............     317,725,801    25,255,346   570,122,610    19,932,790       929,562     5,244,400
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders........................         674,014        46,897       424,478       529,889           919        19,314
Payments for shares redeemed ............    (373,726,925)  (46,048,621) (552,336,304)  (13,215,521)     (497,633)   (3,891,934)
                                            -------------  ------------  ------------  ------------  ------------  ------------

Net increase (decrease) in net assets
     from capital share transactions.....     (55,327,110)  (20,746,378)   18,210,784     7,247,158       432,848     1,371,780
                                            -------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE) IN
     NET ASSETS..........................     (55,329,135)  (20,748,070)   18,206,222     8,047,280       556,954     1,756,985

NET ASSETS:
   Beginning of period...................      73,820,999    94,569,069    76,362,847    15,670,831    15,113,877    13,356,892
                                            -------------  ------------  ------------  ------------  ------------  ------------
   End of period.........................   $  18,491,864  $ 73,820,999  $ 94,569,069  $ 23,718,111  $ 15,670,831  $ 15,113,877
                                            =============  ============  ============  ============  ============  ============

UNDISTRIBUTED NET INVESTMENT INCOME .....   $          --  $         --  $        494  $      4,033  $         --  $         --
                                            =============  ============  ============  ============  ============  ============

(A) Effective as of the close of business on August 29, 1997, the Money Market
  Fund and Intermediate Bond Fund were reorganized and the fiscal year-end of each Fund, subsequent to August 31, 1997, was changed to September 30
  (Note 6).

See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1998 and 1997

==============================================================================================================
                                                        Intermediate Term               Adjustable Rate
                                                          Government                    U.S. Government
                                                           Income Fund                  Securities Fund

                                                       Year           Year            Year           Year
                                                       Ended          Ended           Ended          Ended
                                                     Sept. 30,      Sept. 30,      Sept. 30,       Sept. 30,
                                                       1998           1997            1998           1997

--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income ......................   $  2,843,742   $   3,195,242   $     787,590   $    908,235
   Net realized gains (losses) from
     security transactions.....................        157,123          (2,293)        (58,901)        (1,505)
   Net change in unrealized appreciation/
     depreciation on investments...............      2,055,577         943,745        (152,939)        63,020
                                                  ------------   --------------  -------------   -------------

Net increase in net assets from operations ....      5,056,442       4,136,694         575,750        969,750
                                                  ------------   --------------  -------------   -------------


DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A ........     (2,843,742)      (3,155,630)      (787,590)      (868,844)
   From net investment income, Class C ........             --         ( 39,612)            --        (39,391)
                                                  ------------   --------------  -------------  -------------

Decrease in net assets from distributions
   to shareholders ............................     (2,843,742)      (3,195,242)      (787,590)      (908,235)
                                                  ------------   --------------  -------------  -------------


FROM CAPITAL SHARE
TRANSACTIONS (Note 5):
CLASS A
   Proceeds from shares sold ..................     14,138,086        9,148,045      8,356,993     28,836,779
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders..............................      2,507,687        2,829,303        716,956        822,109
   Payments for shares redeemed ...............    (20,723,242)     (15,967,680)   (21,448,205)   (18,246,926)
                                                  ------------   --------------  -------------  -------------

Net increase (decrease) in net assets
   from Class A share transactions ............     (4,077,469)      (3,990,332)   (12,374,256)    11,411,962
                                                  ------------   --------------  -------------  -------------


CLASS C
   Proceeds from shares sold ..................             --          138,577             --        760,526
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders..............................             --           38,348             --         30,868
   Payments for shares redeemed................             --       (  961,198)            --     (1,423,589)
                                                  ------------   --------------  -------------  -------------

Net decrease in net assets
   from Class C share transactions ............             --         (784,273)            --       (632,195)
                                                  ------------   --------------  -------------  -------------

Net increase (decrease) in net assets
   from capital share transactions.............     (4,077,469)      (4,774,605)   (12,374,256)    10,779,767
                                                  ------------   --------------  -------------  -------------


TOTAL INCREASE (DECREASE)
   IN NET ASSETS  .............................     (1,864,769)      (3,833,153)   (12,586,096)    10,841,282

NET ASSETS:
   Beginning of year...........................     53,032,790       56,865,943     23,201,727     12,360,445
                                                  ------------   --------------  -------------  -------------

   End of year.................................   $ 51,168,021   $   53,032,790  $  10,615,631    $23,201,727
                                                  ============   ==============  =============  =============

See accompanying notes to financial statements.


SHORT TERM GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS

==========================================================================================================
                                               Per Share Data for a Share Outstanding Throughout Each Year
==========================================================================================================
                                                                 Years Ended September 30,
==========================================================================================================
                                                      1998        1997        1996        1995       1994
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............  $     1.00   $    1.00   $    1.00   $   1.00   $   1.00
                                                  ----------   ---------   ---------   --------   --------

Net investment income ..........................       0.046       0.044       0.044      0.046      0.027
                                                  ----------   ---------   ---------   --------   --------

Dividends from net investment income............      (0.046)     (0.044)     (0.044)    (0.046)    (0.027)
                                                  ----------   ---------   ---------   --------   --------

Net asset value at end of year..................  $     1.00   $    1.00   $    1.00   $   1.00   $   1.00
                                                  ==========   =========   =========   ========   ========


Total return ...................................       4.74%       4.53%       4.51%      4.69%      2.72%
                                                  ==========   =========   =========   ========   ========

Net assets at end of year (000's) ..............  $  102,481    $ 96,797    $ 91,439   $ 87,141   $ 89,708
                                                  ==========   =========   =========   ========   ========

Ratio of net expenses to average net
     assets(A)..................................       0.91%       0.97%       0.99%      0.99%      0.99%

Ratio of net investment income to average
     net assets.................................       4.63%       4.43%       4.42%      4.59%      2.69%

----------------------------------------------------------------------------------------------------------
(A) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 0.94% for the year ended September 30, 1998 (Note 4).

See accompanying notes to financial statements.


INSTITUTIONAL GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS

==========================================================================================================
                                               Per Share Data for a Share Outstanding Throughout Each Year
==========================================================================================================
                                                                 Years Ended September 30,
==========================================================================================================

                                                      1998        1997        1996        1995       1994
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............  $     1.00   $    1.00   $    1.00   $   1.00   $   1.00
                                                  ----------   ---------   ---------   --------   --------

Net investment income...........................       0.052       0.051       0.051      0.053      0.034
                                                  ----------   ---------   ---------   --------   --------

Dividends from net investment income............      (0.052)     (0.051)     (0.051)    (0.053)    (0.034)
                                                  ----------   ---------   ---------   --------   --------

Net asset value at end of year..................  $     1.00   $    1.00   $    1.00   $   1.00   $   1.00
                                                  ==========   =========   =========   ========   ========

Total return....................................       5.30%       5.17%       5.18%      5.42%      3.43%
                                                  ==========   =========   =========   ========   ========

Net assets at end of year (000's)...............  $   44,797   $  61,248   $  39,382   $ 36,009   $ 41,769
                                                  ==========   =========   =========   ========   ========

Ratio of net expenses to average net
     assets(A)..................................       0.40%       0.40%       0.40%      0.40%      0.40%

Ratio of net investment income to average
     net assets.................................       5.17%       5.07%       5.06%      5.30%      3.41%

----------------------------------------------------------------------------------------------------------
(A) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 0.45%, 0.45%, 0.49%, 0.42% and 0.42% for the years ended September 30, 1998, 1997, 1996, 1995 and 1994, respectively (Note 4).

See accompanying notes to financial statements.


MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

=============================================================================================================
                                               Per Share Data for a Share Outstanding Throughout Each Period
=============================================================================================================
                                                       Year         One Month         Year          Period
                                                       Ended          Ended           Ended          Ended
                                                     Sept. 30,      Sept. 30       August 31,     August 31,
                                                       1998          1997(A)          1997          1996(B)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.........   $     1.00       $    1.00       $    1.00        $   1.00
                                                  ----------       ---------       ---------        --------

Net investment income..........................        0.050           0.004           0.050           0.046(C)
                                                  ----------       ---------       ---------        --------

Dividends from net investment income...........       (0.050)         (0.004)         (0.050)         (0.046)
                                                  ----------       ---------       ---------        --------

Net asset value at end of period...............   $     1.00      $     1.00       $    1.00        $   1.00
                                                  ==========       =========       =========        ========

Total return ..................................        5.07%           4.99%(E)        5.14%           4.70%
                                                  ==========       =========       =========        ========

Net assets at end of period (000's)............   $   18,492       $  73,821       $  94,569        $ 76,363
                                                  ==========       =========       =========        ========

Ratio of net expenses to average net
     assets(D).................................        0.79%           0.80%(E)        0.65%           0.65%(E)

Ratio of net investment income to average
     net assets................................        4.95%           4.99%(E)        5.03%           4.94%(E)

-----------------------------------------------------------------------------------------------------------------
(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to September 30 (Note 6).
(B) Represents the period from the commencement of operations (September 29,
    1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 0.79% and 0.99%(E) for the periods ended
    August 31, 1997 and 1996, respectively.
(E) Annualized.

See accompanying notes to financial statements.



INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

=============================================================================================================
                                               Per Share Data for a Share Outstanding Throughout Each Period
=============================================================================================================
                                                       Year         One Month         Year          Period
                                                       Ended          Ended           Ended          Ended
                                                     Sept. 30,      Sept. 30       August 31,     August 31,
                                                       1998          1997(A)          1997          1996(B)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.........   $    10.09       $   10.00       $    9.75        $  10.00
                                                  ----------       ---------       ---------        --------

Income from investment operations:
   Net investment income.......................         0.62            0.05            0.62            0.57(C)
   Net realized and unrealized gains (losses)
     on investments............................         0.41            0.09            0.28           (0.25)(C)
                                                  ----------       ---------       ---------        --------
Total from investment operations...............         1.03            0.14            0.90            0.32
                                                  ----------       ---------       ---------        --------

Less distributions:
   Dividends from net investment income........        (0.62)          (0.05)          (0.62)          (0.57)
   Distributions from net realized gains.......           --              --           (0.03)             --
                                                  ----------       ---------       ---------        --------
Total distributions............................        (0.62)          (0.05)           (0.65)         (0.57)
                                                  ----------       ---------       ---------        --------

Net asset value at end of period...............   $    10.50       $   10.09       $   10.00     $      9.75
                                                  ==========       =========       =========        ========

Total return(D) ...............................       10.54%            1.41%           9.48%           3.23%
                                                  ==========       =========       =========        ========

Net assets at end of period (000's)............   $   23,718       $  15,671       $  15,114     $    13,357
                                                  ==========       =========       =========        ========

Ratio of net expenses to average net
     assets(E).................................        0.95%           0.95%(F)        0.85%            0.68%(F)

Ratio of net investment income to average
     net assets................................        6.08%           6.18%(F)        6.26%            6.31%(F)

Portfolio turnover rate........................          63%              0%             41%              12%

--------------------------------------------------------------------------------------------------------------
(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to September 30 (Note 6).
(B) Represents the period from the commencement of operations (October 3,
    1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 0.98%, 1.38%(F), 1.53% and 2.04%(F) for the periods ended September 30, 1998, September 30, 1997, August 31, 1997
    and August 31, 1996, respectively (Note 4).
(F) Annualized.

See accompanying notes to financial statements.



INTERMEDIATE TERM GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS
==========================================================================================================
                                               Per Share Data for a Share Outstanding Throughout Each Year
==========================================================================================================
                                                                 Years Ended September 30,
==========================================================================================================

                                                      1998        1997        1996        1995       1994
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............  $    10.67   $   10.49   $   10.73   $  10.14   $  11.59
                                                  ----------   ---------   ---------   --------   --------

Income from investment operations:
   Net investment income........................        0.61        0.61        0.61       0.64       0.56
   Net realized and unrealized gains (losses)
     on investments.............................        0.48        0.18       (0.24)      0.59      (1.32)
                                                  ----------   ---------   ---------   --------   --------
Total from investment operations................        1.09        0.79        0.37       1.23      (0.76)
                                                  ----------   ---------   ---------   --------   --------

Less distributions:
   Dividends from net investment income.........       (0.61)      (0.61)      (0.61)     (0.64)     (0.56)
   Distributions from net realized gains........          --          --          --         --      (0.13)
                                                  ----------   ---------   ---------   --------   --------
Total distributions.............................       (0.61)      (0.61)      (0.61)     (0.64)     (0.69)
                                                  ----------   ---------   ---------   --------   --------

Net asset value at end of year..................  $    11.15   $   10.67   $   10.49   $  10.73   $  10.14
                                                  ==========   =========   =========   ========   ========

Total return(A) ................................      10.54%       7.74%       3.55%      12.52%    (6.76%)
                                                  ==========   =========   =========   ========   ========

Net assets at end of year (000's)...............  $   51,168   $  53,033   $  56,095   $ 56,969   $ 64,395
                                                  ==========   =========   =========   ========   ========

Ratio of expenses to average net assets.........       0.99%       0.99%       0.99%      0.99%      0.99%
Ratio of net investment income to average
     net assets.................................       5.64%       5.78%       5.75%      6.17%      5.17%
Portfolio turnover rate.........................         29%         49%         70%        58%       236%

----------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.


ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

==========================================================================================================
                                               Per Share Data for a Share Outstanding Throughout Each Year
==========================================================================================================
                                                                 Years Ended September 30,
==========================================================================================================

                                                      1998        1997        1996        1995       1994
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........    $   9.85    $   9.81    $   9.78   $   9.82    $ 10.01
                                                  ----------   ---------   ---------   --------   --------


Income from investment operations:
   Net investment income .......................        0.53        0.57        0.57       0.55       0.39
   Net realized and unrealized gains (losses)
     on investments ............................       (0.16)       0.04        0.03      (0.04)     (0.18)
                                                  ----------   ---------   ---------   --------   --------

Total from investment operations ...............        0.37        0.61        0.60       0.51       0.21
                                                  ----------   ---------   ---------   --------   --------


Less distributions:
   Dividends from net investment income.........       (0.53)      (0.57)      (0.57)     (0.55)     (0.39)
   Distributions from net realized gains........          --          --          --         --      (0.01)
                                                  ----------   ---------   ---------   --------   --------

Total distributions ............................      (0.53)       (0.57)      (0.57)     (0.55)     (0.40)
                                                  ----------   ---------   ---------   --------   --------


Net asset value at end of year .................  $     9.69   $    9.85   $    9.81   $   9.78   $   9.82
                                                  ==========   =========   =========   ========   ========


Total return(A) ................................       3.88%       6.34%       6.32%      5.33%      2.09%
                                                  ==========   =========   =========   ========   ========


Net assets at end of year (000's) ..............  $   10,616   $  23,202   $  11,732   $ 20,752   $ 37,572
                                                  ==========   =========   =========   ========   ========

Ratio of net expenses to average net
     assets(B)..................................       0.75%       0.75%       0.75%      0.75%      0.68%

Ratio of net investment income to average
     net assets.................................       5.47%       5.73%       5.91%      5.57%      3.91%

Portfolio turnover rate ........................         45%         58%         44%       115%        81%

----------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.37%, 1.47%, 1.46%, 1.21%
  and 0.78% for the years ended September 30, 1998, 1997, 1996, 1995 and 1994, respectively (Note 4).

See accompanying notes to financial statements.


NOTES TO FINANCIAL STATEMENTS
September 30, 1998
================================================================================
1.  Organization
The Short Term Government Income Fund, Institutional Government Income Fund, Money Market Fund, Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund (individually, a Fund and, collectively, the Funds) are each a series of Countrywide Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated December 7, 1980. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund. The Money Market Fund and Intermediate Bond Fund were originally organized as series of Trans Adviser Funds, Inc.
Note 6).

The Short Term Government Income Fund seeks high current income, consistent with protection of capital, by investing primarily in short-term obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and backed by the "full faith and credit" of the United States.

The Institutional Government Income Fund seeks high current income, consistent with protection of capital, by investing primarily in short-term obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities. The Fund is designed primarily for institutions as an economical and convenient means for the investment of short-term funds.

The Money Market Fund seeks high current income, consistent with liquidity and stability of principal. The Fund invests primarily in high-quality U.S. dollar-denominated money market instruments.

The Intermediate Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund invests in marketable corporate debt securities, U.S. Government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments. The maturity composition of the Fund's portfolio of fixed-income securities is adjusted in response to market conditions and expectations.

The Intermediate Term Government Income Fund seeks high current income, consistent with protection of capital, by investing primarily in U.S. Government obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

The Adjustable Rate U.S. Government Securities Fund seeks high current income, consistent with lower volatility of principal, by investing primarily in mortgage-related securities created from pools of adjustable rate mortgages which are issued or guaranteed by the United States Government, its agencies or instrumentalities. It is anticipated that by investing primarily in mortgage-rated securities which have adjustable rates of interest, the Fund will achieve a less volatile net asset value than is characteristic of investments in mortgage-related securities paying fixed rates of interest.

Prior to September 22, 1997, the Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund offered two classes of shares:
Class A shares (sold subject to a maximum front-end sales load of 2% and a distribution fee of up to 0.35% of average daily net assets) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). On September 22, 1997, all outstanding Class C shares were redeemed pursuant to a mandatory redemption program authorized by the Board of Trustees.

2.  Significant Accounting Policies
The following is a summary of the Funds' significant accounting policies:

Securities valuation -- Investment securities in the Short Term Government Income Fund, Institutional Government Income Fund and Money Market Fund are valued on the amortized cost basis, which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share. Investment securities in the Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian, at the Federal Reserve Bank of Cleveland. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of a Fund's assets, less liabilities, by the number of shares outstanding.

The offering price per share of the Short Term Government Income Fund, Institutional Government Income Fund and Money Market Fund is equal to the net asset value per share. The maximum offering price per share of the Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund is equal to the net asset value per share plus a sales load equal to 2.04% of the net asset value (or 2% of the offering price). The redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of each Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Organization costs -- Costs incurred by the Money Market Fund and Intermediate Bond Fund in connection with their organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of September 30, 1998:


-------------------------------------------------------------------------------------------------------------
                                                                                                 Adjustable
                                                                              Intermediate        Rate U.S.
                                                             Intermediate         Term           Government
                                                                 Bond          Government        Securities
                                                                 Fund          Income Fund          Fund

Gross unrealized appreciation...........................   $    1,074,225   $    3,210,026    $        51,346
Gross unrealized depreciation...........................         ( 95,759)              --            (16,664)
                                                           --------------   ---------------   ---------------

Net unrealized appreciation    .........................   $      978,466   $     3,210,026   $        34,682
                                                           ==============   ===============   ===============
Federal income tax cost.................................   $   22,404,430   $    47,319,081   $    10,513,791
                                                           ==============   ===============   ===============

--------------------------------------------------------------------------------------------------------------

With respect to the Intermediate Bond Fund, the difference between the federal income tax cost of portfolio investments and the amortized cost shown on the Fund's Statement of Assets and Liabilities is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of September 30, 1998, the Institutional Government Income Fund, Money Market Fund, Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund had capital loss carryforwards for federal income tax purposes of $21,742, $3,760, $21,290, $2,744,462 and
$1,252,395, respectively. In addition, the Money Market Fund and Adjustable Rate U.S. Government Securities Fund elected to defer until its subsequent tax year $2,025 and $57,161, respectively, of capital losses incurred after October 31, 1997. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

3.  Investment Transactions
Investment transactions (excluding short-term investments) were as follows for the year ended September 30, 1998:


--------------------------------------------------------------------------------------------------------------
                                                                                                 Adjustable
                                                                              Intermediate        Rate U.S.
                                                             Intermediate         Term           Government
                                                                 Bond          Government        Securities
                                                                 Fund          Income Fund          Fund

--------------------------------------------------------------------------------------------------------------
Purchases of investment securities......................   $   20,423,784   $    14,353,090     $   5,680,667
                                                           ==============   ===============   ===============
Proceeds from sales and maturities of
     investment securities..............................   $   12,789,778   $    19,163,961   $    11,862,394
                                                           ==============   ===============   ===============
--------------------------------------------------------------------------------------------------------------

4.  Transactions with Affiliates
The Chairman and the President of the Trust are also officers of Countrywide Financial Services, Inc., whose subsidiaries include Countrywide Investments, Inc. (the Adviser), the Trust's investment adviser and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's transfer agent, shareholder service agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

MANAGEMENT AGREEMENT
Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement, the Short Term Government Income Fund, Money Market Fund, Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its respective average daily net assets up to $50 million; 0.45% of such net assets from $50 million to $150 million; 0.40% of such net assets from $150 million to $250 million; and 0.375% of such net assets in excess of $250 million. The Institutional Government Income Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.20% of its average daily net assets.

In order to voluntarily reduce operating expenses during the year ended September 30, 1998, the Adviser waived $21,569 of its advisory fees for the Short Term Government Income Fund; waived $23,440 of its advisory fees for the Institutional Government Income Fund; waived $7,205 of its advisory fees for the Intermediate Bond Fund; and waived its advisory fees of $72,130 and reimbursed $16,687 of other operating expenses for the Adjustable Rate U.S. Government Securities Fund.

The Adviser has agreed, until at least August 31, 1999, to waive fees and reimburse expenses to the extent necessary to limit total operating expenses of the Money Market Fund and Intermediate Bond Fund to 0.80% and 0.95%, respectively, of each Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $25 per shareholder account from each of the Short Term Government Income Fund, Institutional Government Income Fund and Money Market Fund and $21 per shareholder account from each of the Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $3,000 from the Short Term Government Income Fund, $2,000 from each of the Institutional Government Income Fund, Money Market Fund and Intermediate Bond Fund and $2,500 from each of the Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
The Adviser is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser earned $1,429, $5,200 and $1,709 from underwriting and broker commissions on the sale of shares of the Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S.
Government Securities Fund, respectively, for the year ended September 30, 1998.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution under which shares of each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Plan is 0.35% of each Fund's average daily net assets, except for the Institutional Government Income Fund for which the annual limitation is 0.10% of its average daily net assets.

5.  Capital Share Transactions
Proceeds from shares sold and payments for shares redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:


---------------------------------------------------------------------------------------------------------------
                                                                          Intermediate Bond Fund
---------------------------------------------------------------------------------------------------------------
                                                                 Year           One Month           Year
                                                                 Ended            Ended             Ended
                                                               Sept. 30,        Sept. 30,         Aug. 31,
                                                                 1998             1997              1997
---------------------------------------------------------------------------------------------------------------
Shares sold.............................................        1,947,922            92,013          542,916
Shares issued in reinvestment of distributions to
     shareholders.......................................           51,693                91            1,951
Shares redeemed.........................................       (1,294,973)          (49,574)         (404,063)
                                                           --------------   ---------------   ---------------
Net increase in shares outstanding......................          704,642            42,530           140,804
Shares outstanding, beginning of period.................        1,553,652         1,511,122         1,370,318
                                                           --------------   ---------------   ---------------
Shares outstanding, end of period.......................        2,258,294         1,553,652         1,511,122
                                                           ==============   ===============   ===============

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                         Intermediate Term               Adjustable Rate
                                                            Government                   U.S. Government
                                                            Income Fund                  Securities Fund
---------------------------------------------------------------------------------------------------------------
                                                       Year           Year            Year           Year
                                                       Ended          Ended           Ended          Ended
                                                     Sept. 30,      Sept. 30,       Sept. 30,      Sept. 30,
                                                       1998           1997            1998           1997
---------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold....................................      1,312,955          864,111        852,470      2,931,702
Shares issued in reinvestment of distributions
   to shareholders.............................        232,218          267,417         73,312         83,540
Shares redeemed................................     (1,926,636)      (1,509,918)    (2,186,125)    (1,855,152)
                                                  ------------   --------------  -------------  -------------

Net increase (decrease) in shares outstanding..       (381,463)        (378,390)    (1,260,343)     1,160,090
Shares outstanding, beginning of year..........      4,969,960        5,348,350      2,355,670      1,195,580
                                                  ------------   --------------  -------------  -------------
Shares outstanding, end of year................      4,588,497        4,969,960      1,095,327      2,355,670
                                                  ============   ==============  =============  =============

CLASS C
Shares sold....................................             --           13,106             --         77,399
Shares issued in reinvestment of distributions
   to shareholders.............................             --            3,625             --          3,139
Shares redeemed................................             --          (90,249)            --       (144,655)
                                                  ------------   --------------  -------------  -------------

Net decrease in shares outstanding.............             --          (73,518)            --        (64,117)
Shares outstanding, beginning of year..........             --           73,518             --         64,117
                                                  ------------   --------------  -------------  -------------
Shares outstanding, end of year................             --               --             --             --
                                                  ============   ==============  =============  =============

---------------------------------------------------------------------------------------------------------------

Share transactions for the Short Term Government Income Fund, Institutional Government Income Fund and Money Market Fund are identical to the dollar value of those transactions as shown in the Statements of Changes in Net Assets.

6.  Agreement and Plan of Reorganization
The Money Market Fund and Intermediate Bond Fund were originally organized as series of Trans Adviser Funds, Inc. (Trans Adviser), an open-end management investment company incorporated under the laws of the State of Maryland. Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, each Fund, on August 29, 1997, succeeded to the assets and liabilities of a series of Trans Adviser with the same name (the Predecessor Fund). The investment objective, policies and restrictions of each Fund and its Predecessor Fund are substantially identical.

For federal income tax purposes, the reorganization of the Money Market Fund and Intermediate Bond Fund qualifies as a tax-free reorganization with no tax consequences to either Fund, its Predecessor Fund or their shareholders. In connection with the reorganization, the fiscal year-end of each Fund, subsequent to August 31, 1997, has been changed from August 31 to September 30.

SHORT TERM GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
September 30, 1998

=============================================================================================================
       Par                                                                                        Market
      Value      U.S. TREASURY OBLIGATIONS-- 13.7%                                                 Value

-------------------------------------------------------------------------------------------------------------
$     2,000,000   U.S. Treasury Notes, 4.75%, 10/31/98......................................  $     1,998,531
      5,000,000   U.S. Treasury Notes, 5.125%, 11/30/98.....................................        4,996,950
      5,000,000   U.S. Treasury Notes, 5.875%, 2/28/99......................................        5,006,396
      2,000,000   U.S. Treasury Notes, 6.375%, 4/30/99......................................        2,008,624
---------------                                                                               ---------------
 $ 14,000,000     TOTAL U.S. TREASURY OBLIGATIONS
===============   (Amortized Cost $14,010,501)..............................................  $    14,010,501
                                                                                              ---------------

=============================================================================================================
      Face                                                                                        Market
     Amount      REPURCHASE AGREEMENTS (Note A)-- 86.1%                                            Value
-------------------------------------------------------------------------------------------------------------
$    25,000,000    Prudential Securities, Inc., 5.65%, dated 9/30/98, due 10/01/98,
                     repurchase proceeds $25,003,924.........................................   $  25,000,000
     10,000,000    BT Alex Brown, Inc., 5.50%, dated 9/24/98, due 10/01/98,
                     repurchase proceeds $10,010,694.........................................      10,000,000
     13,295,000    Nesbitt Burns Securities, Inc., 5.25%, dated 9/30/98, due 10/01/98,
                     repurchase proceeds $13,296,939.........................................      13,295,000
     16,000,000    Morgan Stanley Dean Witter, Inc., 5.55%, dated 9/30/98, due 10/01/98,
                     repurchase proceeds $16,002,467.........................................      16,000,000
     15,000,000    Bankers Trust Corp., 5.60%, dated 9/30/98, due 10/01/98,
                     repurchase proceeds $15,002,333.........................................      15,000,000
      5,000,000    Morgan Stanley Dean Witter, Inc., 5.27%, dated 9/11/98, due 1/11/99,
                     repurchase proceeds $5,089,297..........................................       5,000,000
      4,000,000    Morgan Stanley Dean Witter, Inc., 5.14%, dated 9/11/98, due 3/10/99,
                     repurchase proceeds $4,102,800..........................................       4,000,000
---------------                                                                               ---------------
$    88,295,000    TOTAL REPURCHASE AGREEMENTS .............................................. $    88,295,000
===============                                                                               ---------------


                   TOTAL INVESTMENT SECURITIES AND REPURCHASE AGREEMENTS-- 99.8% ............ $   102,305,501

                   OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.2% .............................         175,887
                                                                                              ---------------

                   NET ASSETS-- 100.0% ...................................................... $   102,481,388
                                                                                              ===============

See accompanying notes to portfolios of investments and notes to financial statements.



INSTITUTIONAL GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
September 30, 1998
============================================================================================================
       Par                                                                                        Market
      Value      INVESTMENT SECURITIES-- 66.5%                                                     Value
------------------------------------------------------------------------------------------------------------
                 U.S. GOVERNMENT AGENCY ISSUES -- 57.1%
 $    1,500,000  FNMA, 5.55%, 10/05/98......................................................   $   1,499,963
      1,420,000  FHLMC Discount Notes, 10/06/98.............................................       1,418,915
        119,000  FRMC Discount Notes, 10/08/98..............................................         118,870
        770,000  FRMC Discount Notes, 10/09/98..............................................         769,064
        300,000  FHLMC Discount Notes, 10/09/98.............................................         299,633
        207,000  FNMA Discount Notes, 10/09/98..............................................         206,747
      1,900,000  FNMA, 6.20%, 10/14/98......................................................       1,900,816
        620,000  FHLMC Discount Notes, 10/14/98.............................................         618,769
        400,000  FNMA, 4.875%, 10/15/98.....................................................         399,894
        200,000  SLMA Floating Rate Notes, 4.943%, 10/15/98 (Note B)........................         199,958
        991,000  FHLB Discount Notes, 10/21/98..............................................         987,972
        300,000  FNMA Discount Notes, 10/21/98..............................................         299,088
        750,000  FHLB Floating Rate Notes, 5.013%, 10/23/98 (Note B)........................         749,985
      1,000,000  FNMA, 5.42%, 11/02/98......................................................         999,597
        270,000  FNMA Discount Notes, 11/04/98..............................................         268,598
        750,000  FFCB Discount Notes, 11/09/98..............................................         745,694
        450,000  FNMA, 5.05%, 11/10/98......................................................         449,721
        200,000  FFCB, 5.02%, 11/23/98......................................................         199,798
      1,165,000  FNMA, 7.05%, 12/10/98......................................................       1,167,954
        400,000  FNMA, 5.30%, 12/10/98......................................................         399,801
        250,000  FHLMC, 5.00%, 12/15/98.....................................................         249,684
      1,000,000  FHLB, 5.735%, 12/23/98.....................................................       1,000,130
        200,000  FHLMC, 5.34%, 1/25/99......................................................         199,835
        227,000  FNMA Discount Notes, 1/27/99...............................................         222,945
      1,000,000  FHLB, 5.23%, 2/03/99.......................................................         998,653
        210,000  FHLB Discount Notes, 2/10/99...............................................         206,035
        550,000  FNMA, 5.55%, 2/12/99.......................................................         549,598
        500,000  FNMA, 5.20%, 2/18/99.......................................................         499,373
        375,000  FNMA, 4.95%, 2/22/99.......................................................         373,879
        215,000  FNMA Discount Notes, 3/02/99...............................................         210,398
        361,000  FHLMC Discount Notes, 3/08/99..............................................         352,967
        200,000  FNMA, 9.55%, 3/10/99.......................................................         203,418
      3,000,000  FNMA Floating Rate Notes, 4.943%, 3/16/99 (Note B).........................       2,999,303
        500,000  FHLB, 5.57%, 4/07/99.......................................................         499,845
      2,000,000  FHLB Floating Rate Notes, 5.013%, 4/09/99 (Note B).........................       2,000,000
        200,000  FHLB, 5.72%, 4/23/99.......................................................         200,029
        300,000  FHLB, 5.805%, 5/19/99......................................................         300,000
        245,000  FFCB, 6.21%, 6/03/99.......................................................         245,741
        200,000  FFCB, 5.835%, 6/14/99......................................................         200,113
        260,000  FNMA, 8.45%, 7/12/99.......................................................         265,444
        105,000  FHLMC, 7.125%, 7/21/99.....................................................         105,918
---------------                                                                               --------------
 $   25,610,000  TOTAL U.S. GOVERNMENT AGENCY ISSUES
---------------  (Amortized Cost $25,584,145)...............................................  $   25,584,145
                                                                                              --------------


INSTITUTIONAL GOVERNMENT INCOME FUND (continued)
============================================================================================================
       Par                                                                                        Market
      Value      INVESTMENT SECURITIES-- 66.5% (continued)                                         Value
------------------------------------------------------------------------------------------------------------
                 COMMERCIAL PAPER -- 4.9%
 $    2,200,000  Kirksville College of Osteopathic Medicine, Inc., 11/03/98, Guarantor SLMA
--------------- (Amortized Cost $2,188,929)................................................  $     2,188,929
                                                                                              ---------------

                 VARIABLE RATE DEMAND NOTES (Note C) -- 4.5%
 $    2,000,000  Harris Co., TX, HFC MFH Rev. (Sandalwood Apts.), 5.64%, 12/15/36, Guarantor FNMA
---------------  (Amortized Cost $2,000,000)................................................  $     2,000,000
                                                                                              ---------------

 $   29,810,000  TOTAL INVESTMENT SECURITIES
===============  (Amortized Cost $29,773,074)...............................................  $    29,773,074
                                                                                              ---------------

=============================================================================================================
      Face                                                                                        Market
     Amount      REPURCHASE AGREEMENTS (Note A)-- 32.9%                                            Value
-------------------------------------------------------------------------------------------------------------
 $   11,000,000  Prudential Securities, Inc., 5.65%, dated 9/30/98, due 10/01/98,
                    repurchase proceeds $11,001,726.........................................  $    11,000,000
      3,755,000  Nesbitt Burns Securities, Inc., 5.25%, dated 9/30/98, due 10/01/98,
                    repurchase proceeds $3,755,548..........................................        3,755,000
---------------                                                                               ---------------
 $   14,755,000  TOTAL REPURCHASE AGREEMENTS ...............................................  $    14,755,000
---------------                                                                               ---------------

                 TOTAL INVESTMENT SECURITIES AND REPURCHASE AGREEMENTS -- 99.4% ............  $    44,528,074

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.6% ..............................          269,049
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................  $    44,797,123
                                                                                              ===============


See accompanying notes to portfolios of investments and notes to financial statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
September 30, 1998
=============================================================================================================
       Par                                                                                        Market
      Value      INVESTMENT SECURITIES-- 102.8%                                                    Value
-------------------------------------------------------------------------------------------------------------
                 CORPORATE NOTES -- 34.2%
 $      200,000  Consolidated Natural Gas Co., 5.875%, 10/01/98.............................   $     200,000
        500,000  Key Bank, N.A., 6.00%, 10/07/98............................................         500,023
        500,000  Chrysler Financial Corp., 5.375%, 10/15/98.................................         499,932
        502,000  Wal-Mart Stores, Inc., 5.125%, 10/22/98....................................         501,791
        500,000  Fleet Financial Group, 6.00%, 10/26/98.....................................         500,088
        500,000  Beta Finance Corp., Inc. 6.00%, 10/27/98...................................         500,065
        200,000  Caterpillar Financial Services, Inc. 5.47%, 12/15/98.......................         199,886
        100,000  Southern California Edison, 5.60%, 12/15/98................................          99,963
        400,000  Chrysler Financial Corp., 5.88%, 12/21/98..................................         400,065
        100,000  Associates Corp., N.A., 5.57%, 12/31/98....................................          99,944
        525,000  General Motors Acceptance Corp., 7.75% 1/15/99.............................         527,825
        110,000  Ford Motor Credit Co., 5.625%, 1/15/99.....................................         109,938
        600,000  Associates Corp., N.A., 5.47%, 1/28/99.....................................         599,379
        419,000  Merrill Lynch & Company, Inc., 7.75%, 3/01/99..............................         422,895
        292,000  Citicorp, 9.00%, 4/15/99...................................................         297,578
        247,000  Chase Manhattan Corp., 10.00%, 6/15/99.....................................         254,416
        320,000  Citicorp, 9.75%, 8/01/99...................................................         331,522
        153,000  Ford Motor Credit Co., 6.375%, 9/15/99.....................................         154,059
        130,000  American General Corp., 7.70%, 10/15/99....................................         132,990
---------------                                                                               --------------
 $    6,298,000  TOTAL CORPORATE NOTES
---------------  (Amortized Cost $6,332,359)................................................   $   6,332,359
                                                                                              --------------

                 MUNICIPAL NOTES -- 8.2%
 $      445,000  Bolingbrook, IL, MFH Rev., 5.70%, 10/01/98.................................   $     445,000
        970,000  New York, NY, MFH Rev., Series B, 5.70%, 10/01/98..........................         970,000
        100,000  Emeryville, CA, PFA Rev., Series C (Emeryville Redevelopment),
                    5.75%, 9/01/99..........................................................          99,909
---------------                                                                               --------------
 $    1,515,000  TOTAL MUNICIPAL NOTES
---------------  (Amortized Cost $1,514,909)................................................   $   1,514,909
                                                                                              --------------

                 VARIABLE RATE DEMAND NOTES (Note C) -- 53.6%
 $      500,000  Brownsburg, IN, EDR, Ser. 1998B (Zanetis Enterprises), 5.70%, 6/01/03......   $     500,000
        601,000  Illinois Development Finance Auth. IDR (Landcomp Corp.), 5.80%, 7/01/05....         601,000
        825,000  Diamond Development Group, Inc., Ser. 1996, 5.72%, 9/01/08.................         825,000
        850,000  Vista Funding Corp., 5.74%, 9/01/11........................................         850,000
      2,500,000  South Central Communications Corp., Ser. 1998, 5.95%, 9/01/16..............       2,500,000
        530,000  Ohio HFA Rev., Ser. 1998A-2, 5.70%, 7/01/18................................         530,000
      1,300,000  Fontana, CA, COP, 6.15%, 10/01/20..........................................       1,300,000
      1,500,000  Abag Finance Auth. for Nonprofit Corp., CA, COP, Ser. 1997D,
                    5.80%, 10/01/27.........................................................       1,500,000
      1,300,000  Illinois HFA Rev., Ser. 1998B (Elmhurst Memorial), 5,75%, 1/01/28..........       1,300,000
---------------                                                                               --------------
 $    9,906,000  TOTAL VARIABLE RATE DEMAND NOTES
---------------  (Amortized Cost $9,906,000)................................................   $   9,906,000
                                                                                              --------------

MONEY MARKET FUND (continued)
============================================================================================================
       Par                                                                                        Market
      Value      INVESTMENT SECURITIES-- 102.8% (continued)                                        Value

------------------------------------------------------------------------------------------------------------
                 COMMERCIAL PAPER -- 6.8%
 $      900,000  Bank One Corp., 10/01/98...................................................   $     900,000
        365,000  Merrill Lynch & Company, Inc., 10/01/98....................................         365,000
---------------                                                                               --------------
 $    1,265,000  TOTAL COMMERCIAL PAPER
---------------  (Amortized Cost $1,265,000)................................................   $   1,265,000
                                                                                              --------------

 $   18,984,000  TOTAL INVESTMENT SECURITIES
=============== (Amortized Cost $19,018,268)...............................................   $  19,018,268

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (2.8%) ............................       ( 526,404)
                                                                                              --------------

                 NET ASSETS-- 100.0% .......................................................   $  18,491,864
                                                                                              ==============

  See accompanying notes to portfolios of investments and notes to financial statements.


INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS
September 30, 1998
============================================================================================================
       Par                                                                                        Market
      Value      FIXED RATE OBLIGATIONS-- 97.7%                                                    Value

------------------------------------------------------------------------------------------------------------
                 U.S. TREASURY OBLIGATIONS -- 7.1%
 $    1,500,000  U.S. Treasury Notes, 6.50%, 8/15/05
---------------  (Amortized Cost $1,464,297)................................................   $   1,690,313
                                                                                              --------------
                 U.S. GOVERNMENT AGENCY ISSUES -- 14.7%
 $    1,000,000  FHLMC, 5.75%, 7/15/03......................................................   $   1,041,837
      2,000,000  FHLMC, 7.93%, 1/20/05......................................................       2,332,220
         69,960  SBA, 8.45%, 1/01/07........................................................          78,352
         30,000  TVA, 8.05%, 7/15/24........................................................          30,738
---------------                                                                               --------------

 $    3,099,960  TOTAL U.S. GOVERNMENT AGENCY ISSUES
---------------  (Amortized Cost $3,294,728)................................................   $   3,483,147
                                                                                              --------------

                 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 6.4%
 $      800,000  FHLMC #1720-E, 7.50%, 12/15/09.............................................   $     808,507
        681,574  FNMA #50811, 7.50%, 12/01/12...............................................         706,111
---------------                                                                               --------------
 $    1,481,574  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
---------------  (Amortized Cost $1,522,825)................................................   $   1,514,618
                                                                                              --------------

                 CORPORATE BONDS-- 60.1% ...................................................
 $      250,000  British Petroleum America, Inc., 6.50%, 12/15/99...........................   $     252,924
        175,000  Pacific Gas & Electric Co., 6.625%, 6/01/00................................         175,385
        415,000  Bear Stearns Co., Inc., 6.25%, 12/01/00....................................         421,445
        250,000  IBM Credit Corp. Medium Term Notes, 6.20%, 3/19/01.........................         250,862
        350,000  Florida Residential Property & Casualty Co., 7.25%, 7/01/02................         367,514
        259,000  May Department Stores Co., 9.875%, 12/01/02................................         304,243
        660,000  Ford Motor Credit Co., 7.50%, 1/15/03......................................         713,314
        380,000  Bankers Trust Corp., 7.25%, 1/15/03........................................         402,724
         68,000  U.S. Leasing International, Inc.,  6.625%, 5/15/03.........................          71,539
        215,000  Chase Manhattan Corp., 8.00%, 5/15/04......................................         217,675
        250,000  Citicorp Medium Term Notes, 8.625%, 11/01/04...............................         257,876
        200,000  Michigan Bell Telephone Co., 6.375%, 2/01/05...............................         201,408
         66,000  Kaiser Permanente, 9.55%, 7/15/05..........................................          81,138
        400,000  Anheuser-Busch Co., Inc. 7.00%, 9/01/05....................................         422,678
        510,000  Honeywell, Inc. 8.625%, 4/15/06............................................         611,485
      1,000,000  Monsanto Co., 8.13%, 12/15/06..............................................       1,142,700
        500,000  Union Oil of California Corp. Medium Term Notes, 6.70%, 10/15/07...........         535,126
         50,000  Berkley (W.R.) Corp., 9.875%, 5/15/08......................................          64,555
        575,000  General Electric Capital Corp. Medium Term Notes, 7.50%, 6/15/09...........         664,925
        407,000  Lehman Brothers Holdings, Inc. Medium Term Notes, 7.40%, 11/24/10..........         389,854
        850,000  Merrill Lynch & Company, Inc. Medium Term Notes, 7.19%, 8/07/12............         883,964
        268,000  Super Value Stores, 8.875%, 4/01/16........................................         274,089
         20,000  Union Camp Corp., 8.625%, 4/15/16..........................................          20,724
        107,000  Anheuser-Busch Co., Inc., 8.625%, 12/01/16.................................         109,167
         46,000  Kraft, Inc., 8.50%, 2/15/17................................................          48,072
        260,000  Dayton Hudson Corp., 9.875%, 6/01/17.......................................         266,900



INTERMEDIATE BOND FUND (continued)
============================================================================================================
       Par                                                                                        Market
      Value      FIXED RATE OBLIGATIONS-- 97.7% (continued)                                        Value
------------------------------------------------------------------------------------------------------------
 $      150,000  Deere & Co., 8.95%, 6/15/19................................................   $     188,257
        439,000  Pennsylvania Power & Light Co., 9.25%, 10/01/19............................         471,378
        115,000  Rohm & Haas Co., 9.80%, 4/15/20............................................         156,157
        165,000  Questar Pipeline Co., 9.375%, 6/01/21......................................         187,019
        120,000  Jersey Central Power & Light Co., 9.20%, 7/01/21...........................         138,094
        500,000  AT&T Corp., 8.125%, 1/15/22................................................         554,996
        675,000  Shopko Stores, Inc., 9.25%, 3/15/22........................................         871,071
        300,000  Inco, Ltd., 9.60%, 6/15/22.................................................         346,177
        765,000  Alabama Power Co., 8.30%, 7/01/22..........................................         802,074
         85,000  Southwestern Public Service Co., 8.20%, 12/01/22...........................          97,124
        130,000  Union Electric Co., 8.00%, 12/15/22........................................         144,511
        315,000  Wisconsin Electric Power Co., 7.75%, 1/15/23...............................         346,201
         58,000  Georgia Power Co., 7.95%, 2/01/23..........................................          60,870
        711,000  Loews Corp., 7.00%, 10/15/23...............................................         728,278
---------------                                                                               --------------
 $   13,059,000  TOTAL CORPORATE BONDS
---------------  (Amortized Cost $13,740,813)...............................................   $  14,244,493
                                                                                              --------------

                 MUNICIPAL NOTES -- 7.9%
 $    1,500,000  Chula Vista, CA, Pension Obligation Rev., 8.125%, 8/01/11
---------------  (Amortized Cost $1,724,010)................................................   $   1,869,075
                                                                                              --------------

                 COMMERCIAL PAPER -- 1.5%
 $      360,000  Union Bank of Switzerland, 10/01/98
---------------  (Amortized Cost $360,000)..................................................   $     360,000
                                                                                              --------------

 $   21,000,534  TOTAL FIXED RATE OBLIGATIONS
===============  (Amortized Cost $22,106,673)...............................................   $  23,161,646
                                                                                              --------------

============================================================================================================
                                                                                                  Market
     Shares      PREFERRED STOCK -- 0.9%                                                          Value
------------------------------------------------------------------------------------------------------------
         10,000  First Industrial Realty Trust, Inc., 7.95%
                 (Amortized Cost $250,000)..................................................   $     221,250
                                                                                              --------------

                 TOTAL INVESTMENT SECURITIES
                 (Amortized Cost $22,356,673)...............................................   $  23,382,896

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.4% ..............................         335,215
                                                                                              --------------

                 NET ASSETS-- 100.0% .......................................................   $  23,718,111
                                                                                              ==============



See accompanying notes to portfolios of investments and notes to financial statements.



INTERMEDIATE TERM GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
September 30, 1998
============================================================================================================
       Par                                                                                        Market
      Value      INVESTMENT SECURITIES-- 98.7%                                                     Value
------------------------------------------------------------------------------------------------------------
                 U.S. TREASURY OBLIGATIONS -- 19.4%
 $    1,000,000  U.S. Treasury Notes, 7.75%, 2/15/01........................................   $   1,075,000
      1,000,000  U.S. Treasury Notes, 8.00%, 5/15/01........................................       1,087,813
      3,000,000  U.S. Treasury Notes, 7.875%, 8/15/01.......................................       3,277,500
      2,000,000  U.S. Treasury Notes, 7.50%, 11/15/01.......................................       2,179,376
      1,000,000  U.S. Treasury Notes, 5.50%, 3/31/03........................................       1,048,750
      1,000,000  U.S. Treasury Bonds, 7.50%, 11/15/16.......................................       1,275,000
---------------                                                                               --------------
 $    9,000,000  TOTAL U.S. TREASURY OBLIGATIONS
---------------  (Amortized Cost $9,189,883)................................................   $   9,943,439
                                                                                              --------------

                 U.S. GOVERNMENT AGENCY ISSUES -- 79.3%
 $      954,000  FHLB Discount Notes, 10/01/98..............................................   $     954,000
      1,000,000  SLMA Medium Term Notes, 7.50%, 7/02/01.....................................       1,072,411
      3,000,000  FHLB Notes, 7.31%, 7/06/01.................................................       3,203,766
      2,000,000  FHLB Medium Term Notes, 8.43%, 8/01/01.....................................       2,197,452
      1,400,000  FHLB Notes, 6.25%, 9/27/01.................................................       1,461,627
      2,000,000  FNMA Notes, 7.55%, 4/22/02.................................................       2,187,008
      1,000,000  FHLMC Notes, 6.07%, 2/05/03................................................       1,003,812
      2,000,000  FHLMC Notes, 6.80%, 7/09/04................................................       2,112,424
      2,000,000  FHLMC Notes, 8.53%, 11/18/04...............................................       2,081,576
      2,000,000  FHLMC Notes, 7.65%, 5/10/05................................................       2,074,050
      2,000,000  FNMA Medium Term Notes, 6.85%, 8/22/05.....................................       2,219,426
      2,000,000  FNMA Notes, 6.77%, 9/01/05.................................................       2,210,160
      1,400,000  FNMA Notes, 6.26%, 1/24/06.................................................       1,447,603
      2,500,000  FNMA Notes, 6.21%, 1/26/06.................................................       2,580,810
      2,000,000  FNMA Notes, 6.06%, 2/03/06.................................................       2,091,220
      1,000,000  FHLMC Notes, 6.345%, 2/15/06...............................................       1,033,213
      2,000,000  FNMA Notes, 6.90%, 12/26/06................................................       2,167,482
      2,000,000  FNMA Notes, 6.64%, 7/02/07.................................................       2,231,470
      2,500,000  FHLMC Notes, 5.75%, 4/15/08................................................       2,638,322
      2,203,000  RFCO STRIPS, 10/15/08......................................................       1,356,012
      2,000,000  FNMA Notes, 6.96%, 9/05/12.................................................       2,261,824
---------------                                                                               --------------
 $   38,957,000  TOTAL U.S. GOVERNMENT AGENCY ISSUES
---------------  (Amortized Cost $38,129,198)...............................................   $  40,585,668
                                                                                              --------------
 $   47,957,000  TOTAL INVESTMENT SECURITIES
===============  (Amortized Cost $47,319,081)...............................................   $  50,529,107
                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.3% ..............................         638,914
                                                                                              --------------
                 NET ASSETS-- 100.0% .......................................................   $  51,168,021
                                                                                              ==============


See accompanying notes to portfolios of investments and notes to financial statements.


ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS
September 30, 1998
============================================================================================================
       Par                                                                                        Market
      Value      INVESTMENT SECURITIES -- 99.4%                                                   Value
------------------------------------------------------------------------------------------------------------
                 ADJUSTABLE RATE U.S. GOVERNMENT AGENCY
                 MORTGAGE-BACKED SECURITIES (Note D) -- 70.5%
 $      993,279  FNMA #70907, 7.344%, 3/01/18...............................................   $   1,015,498
        974,621  FHLMC #605793, 7.231%, 5/01/18.............................................         994,210
      1,011,107  FNMA #70614, 7.14%, 10/01/18...............................................       1,031,340
        308,959  FNMA #70635, 7.028%, 6/01/20...............................................         313,303
      1,383,881  FHLMC #846013, 7.578%, 6/01/22.............................................       1,423,695
      1,168,797  FNMA #70176, 7.206%, 8/01/27...............................................       1,193,272
      1,478,610  FNMA #70243, 7.235%, 3/01/28...............................................       1,511,155
---------------                                                                               --------------
 $    7,319,254  TOTAL ADJUSTABLE RATE U.S. GOVERNMENT AGENCY
---------------
                 MORTGAGE-BACKED SECURITIES
                 (Amortized Cost $7,447,791)................................................   $   7,482,473
                                                                                              --------------

                 VARIABLE RATE DEMAND NOTES (Note C) -- 21.7%
 $    2,300,000  Bexar Co., TX, HFC MFH Rev. (Shallow Creek Apts.), 5.64%, 10/15/26,
---------------     Guarantor FNMA
                 (Amortized Cost $2,300,000)................................................   $   2,300,000
                                                                                              --------------

                 U.S. GOVERNMENT AGENCY ISSUES-- 7.2%
 $      766,000  FHLB Discount Notes, 10/01/98
---------------  (Amortized Cost $766,000)..................................................   $     766,000
                                                                                              --------------

 $   10,385,254  TOTAL INVESTMENT SECURITIES
===============  (Amortized Cost $10,513,791)...............................................   $  10,548,473

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.6% ..............................          67,158
                                                                                              --------------
                 NET ASSETS-- 100.0% .......................................................   $  10,615,631
                                                                                              ==============



See accompanying notes to portfolios of investments and notes to financial statements.


NOTES TO PORTFOLIOS OF INVESTMENTS
September 30, 1998
================================================================================
A.  Repurchase Agreements
Repurchase agreements are fully collateralized by U.S. Government obligations.

B.  Floating Rate Notes
A floating rate note is a security whose terms provide for the periodic readjustment of its interest rate whenever a specified interest rate index changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The interest rates shown represent the effective rates as of the report date. The dates shown represent the scheduled maturity dates.

C.  Variable Rate Demand Notes
A variable rate demand note is a security payable on demand at par whose terms provide for the periodic readjustment of its interest rate on set dates and which, at any time, can reasonably be expected to have a market value that approximates its par value. The interest rates shown represent the effective rates as of the report date. The dates shown represent the scheduled maturity dates.

D. Adjustable Rate U.S. Government Agency Mortgage-Backed Securities Adjustable rate U.S. Government agency mortgage-backed securities are mortgage-related securities created from pools of adjustable rate mortgages which are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Such adjustable rate mortgage securities have interest rates that reset at periodic intervals based on a specified interest rate index. The interest rates shown represent the effective rates as of the report date. The dates shown represent the scheduled maturity date.

Portfolio Abbreviations:
COP - Certificate of Participation
EDR - Economic Development Revenue
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation FNMA - Federal National Mortgage Association FRMC - Federal Agricultural Mortgage Corporation HFA - Housing Finance Authority HFC - Housing Finance Corporation IDR - Industrial Development Revenue MFH - Multi-Family Housing PFA - Public Finance Authority RFCO - Resolution Funding Corporation SBA - Small Business Administration SLMA - Student Loan Marketing Association
STRIPS - Separate Trading of Registered Interest and Principal of Securities
TVA - Tennessee Valley Authority

Report of Independent Public Accountants
================================================================================

Arthur Andersen LLP

(Arthur Andersen logo)

To the Shareholders and Board of Trustees of Countrywide Investment Trust:

We have audited the statements of assets and liabilities, including the portfolios of investments, of Countrywide Investment Trust (a Massachusetts business trust) (comprising, respectively, the Short Term Government Income Fund, the Institutional Government Income Fund, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund, the Intermediate Bond Fund, and the Money Market Fund) as of September 30, 1998, and
(i) for the Short Term Government Income Fund, the Institutional Government Income Fund, the Intermediate Term Government Income Fund, and the Adjustable Rate U.S. Government Securities Fund, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon and (ii) for the Intermediate Bond Fund and the Money Market Fund the related statements of operations for the year ended September 30, 1998, the statements of changes in net assets and the financial highlights for the year ended September 30, 1998, the one-month period ended September 30, 1997 and the year ended August 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Intermediate Bond Fund and the Money Market Fund for the period ended August 31, 1996 were audited by other auditors whose report dated October 18, 1996, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us and referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Countrywide Investment Trust as of September 30, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP
-------------------------

Cincinnati, Ohio,
October 30, 1998